                                                                    EXHIBIT 99.4

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER:  01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
-----------------
Steve Moeller
Director, Accounting

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER:  01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

  20-Jul-02                    Summary Of Bank,Investment & Petty Cash Accounts                                        Attachment 1
   3:11 PM                                Cape May Light, L.L.C.
Summary                                   Case No: 01-10961 (JCA)                                                        UNAUDITED
Cape May Light, LLC                       For Month Of June, 2002

                                               Balances
                                  ------------------------------         Receipts &               Bank
                                      Opening          Closing           Disbursements            Statements          Account
Account                           As Of 6/01/02    As Of 6/30/02         Included                 Included            Reconciled
-------                           -------------    -------------         --------                 --------            ----------
American Classic Voyages Co.              0.00             0.00          No -                     No -                No -
Bank of America                                                          Account                  Account             Account
Account # - 0030 6982 7205                                               Closed                   Closed              Closed

Cape May Light Escrow               785,839.00             0.00          No - Amount Was          No - Account Is     No
US Dept of Transportation                                                Offset Against           Under Control
Maritime Administration                                                  Debt To Maritime         Of Maritime
                                                                         Adminstration            Adminstration -
                                                                                                  No Statements

American Classic Voyages Co.              0.00             0.00          No -                     No -                No -
Bank of America                                                          Account                  Account             Account
Account # - 0041 6103 2379                                               Closed                   Closed              Closed

Cape May Light                            0.00             0.00          No -                     No - Not            No -
Petty Cash                                                               No Activity              A Bank              No Activity
                                                                                                  Account

  20-Jul-02                     Receipts & Disbursements           Attachment 2
   3:13 PM                       Cape May Light, L.L.C.
Summary                         Case No: 01-10961 (JCA)
Cape May Light, LLC             For Month Of June, 2002
Attach 2


   No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

  20-Jul-02         Concentration & Investment Account Statements   Attachment 3
   3:14 PM                    Cape May Light, L.L.C.
Summary                      Case No: 01-10961 (JCA)
Cape May Light, LLC          For Month Of June, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 26-JUL-02 09:47:30
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: JUN-02

currency USD
Company=31 (CAPE MAY LIGHT)
                                                       PTD-Actual
                                                        30-Jun-02
                                                 ----------------------
Revenue
Gross Revenue                                                 (1,091.22)
Allowances                                                         0.00
                                                 ----------------------
Net Revenue                                                   (1,091.22)

Operating Expenses
Air                                                                0.00
Hotel                                                              0.00
Commissions                                                        0.00
Onboard Expenses                                                   0.00
Passenger Expenses                                                 0.00
Vessel Expenses                                                    0.00
Layup/Drydock Expense                                              0.00
Vessel Insurance                                               1,601.36
                                                 ----------------------
Total Operating Expenses                                       1,601.36

                                                 ----------------------
Gross Profit                                                  (2,692.58)

SG&A Expenses
Sales & Marketing                                                  0.00
Start-Up Costs                                                     0.00
                                                 ----------------------
Total SG&A Expenses                                                0.00

                                                 ----------------------
EBITDA                                                        (2,692.58)

Depreciation                                                       0.00

                                                 ----------------------
Operating Income                                              (2,692.58)

Other Expense/(Income)
Interest Income                                                    0.00
Equity in Earnings for Sub                                         0.00
Reorganization expenses                                   44,298,311.51
                                                 ----------------------
Total Other Expense/(Income)                              44,298,311.51

                                                 ----------------------
Net Pretax Income/(Loss)                                 (44,301,004.09)

Income Tax Expense                                                 0.00

                                                 ----------------------
Net Income/(Loss)                                        (44,301,004.09)
                                                 ======================

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:36
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUN-02

currency USD
Company=31 (CAPE MAY LIGHT)
                                                 YTD-Actual             YTD-Actual
                                                  30-Jun-02             22-Oct-02
                                             ------------------    -------------------
ASSETS

Cash and Equivalent                                        0.00              29,003.54

Restricted Cash                                            0.00             785,839.00

Accounts Receivable                                        0.00              15,651.15

Inventories                                                0.00             750,424.74

Prepaid Expenses                                           0.00              71,343.83

Other Current Assets                                       0.00                   0.00

                                             ------------------    -------------------
Total Current Assets                                       0.00           1,652,262.26


Fixed Assets                                               0.00          42,033,338.72

Accumulated Depreciation                                   0.00            (550,825.00)

                                             ------------------    -------------------
Net Fixed Assets                                           0.00          41,482,513.72


Net Goodwill                                               0.00                   0.00

Intercompany Due To/From                         (12,521,058.22)        (12,278,102.19)

Net Deferred Financing Fees                                0.00           2,559,333.82

Net Investment in Subsidiaries                             0.00                   0.00

                                             ------------------    -------------------
Total Other Assets                               (12,521,058.22)         (9,718,768.37)

                                             ------------------    -------------------
Total Assets                                     (12,521,058.22)         33,416,007.61
                                             ==================    ===================

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:36
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUN-02

currency USD
Company=31 (CAPE MAY LIGHT)
                                                 YTD-Actual             YTD-Actual
                                                  30-Jun-02             22-Oct-02
                                             ------------------    -------------------
LIABILITIES

Accounts Payable                                         310.00              18,286.96

Accrued Liabilities                                        0.00             454,710.16

Deposits                                                   0.00                   0.00

                                             ------------------    -------------------
Total Current Liabilities                                310.00             472,997.12


Long Term Debt                                             0.00                   0.00

Other Long Term Liabilities                                0.00                   0.00

                                             ------------------    -------------------
Total Liabilities                                        310.00             472,997.12


OTHER

Liabilities Subject to Compromise                 39,141,915.81          39,937,580.57

                                             ------------------    -------------------
Total Other                                       39,141,915.81          39,937,580.57


OWNER'S EQUITY

Common Stock                                               0.00                   0.00

Add'l Paid In Capital                                      0.00                   0.00

Current Net Income (Loss)                        (44,573,203.05)         (2,857,115.19)

Retained Earnings                                 (7,090,080.98)         (4,137,454.89)

                                             ------------------    -------------------
Total Owner's Equity                             (51,663,284.03)         (6,994,570.08)

                                             ------------------    -------------------
Total Liabilities & Equity                       (12,521,058.22)         33,416,007.61
                                             ==================    ===================

CAPE MAY LIGHT, LLC                                               ATTACHMENT 6                                        01-10954(JCA)
                                                   SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                                                        FOR THE MONTH ENDED JUNE 30, 2002

                                                           BEGINNING                                                 ENDING
AFFILIATE NAME                          CASE NUMBER         BALANCE             DEBITS              CREDITS         BALANCE
American Classic Voyages Co.            01-10954            657,370.97               --             646.64          656,724.33
AMCV Cruise Operations, Inc.            01-10967         (8,123,934.77)              --             968.82       (8,124,903.59)
The Delta Queen Steamboat Co.           01-10970          8,431,118.53               --                 --        8,431,118.53
DQSB II, Inc.                           01-10974                (82.74)              --                 --              (82.74)
Great AQ Steamboat, L.L.C.              01-10960          1,640,241.44               --                 --        1,640,241.44
Great Pacific NW Cruise Line, L.L.C.    01-10977             (5,380.67)              --                 --           (5,380.67)
Great River Cruise Line, L.L.C.         01-10963            (33,543.95)              --                 --          (33,543.95)
Great Ocean Cruise Line, L.L.C.         01-10959             (1,844.01)              --                 --           (1,844.01)
Cruise America Travel, Incorporated     01-10966         (1,054,561.24)              --                 --       (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C.     01-10964            212,241.29         5,144.24                  --         217,385.53
Cape Cod Light, L.L.C.                  01-10962             (8,675.31)              --                 --           (8,675.31)
Project America, Inc.                   N/A                 (57,268.50)              --                 --          (57,268.50)
Oceanic Ship Co.                        N/A                  13,839.73               --                 --           13,839.73
Project America Ship II, Inc.           N/A                 412,316.64               --                 --          412,316.64
Ocean Development Co.                   01-10972        (14,604,239.22)              --                 --      (14,604,239.22)
Great Hawaiian Cruise Line, Inc.        01-10975             (8,411.75)              --                 --           (8,411.75)
Great Hawaiian Properties Corporation   01-10971              4,188.00               --                 --            4,188.00
CAT II, Inc.                            01-10968              2,038.56               --                 --            2,038.56
                                                       ------------------------------------------------------------------------
                                                        (12,524,587.00)        5,144.24            1,615.46     (12,521,058.22)
                                                       ========================================================================

                             CAPE MAY LIGHT, L.L.C.
                                 01-10961 (JCA)




                            ACCOUNTS RECEIVABLE AGING
                               AS OF JUNE 30, 2002







                                  ATTACHMENT 7


                                 NOT APPLICABLE

                                 CAPE MAY LIGHT
                                AP-STEAMER CHECKS

                               31-000-221300-00000

                                     JUNE-02

OUTSTANDING CHECKS:
                     1091 Multi-Marques                           50.00
                     1162 K. McKnight-McRae's                    100.00
                     1166 K. McKnight-Gordon's                   100.00
                     1192 Donald Vivier-Capitol One               40.00
                     1195 Donald Vivier-Retailer Nat. Bank        20.00

                                                                -------
                     Total per G/L:                              310.00
                                                                =======



                     ATTACHMENT # 8

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The Debtor and three other Debtors completed the forfeiture of four vessels to the Maritime Administration, the secured creditor of each vessel, during June. Accordingly, the Debtor wrote-off the carrying value of its vessel and related assets. The net loss of disposition totaled $44.3 million.


2. Restricted cash represented escrowed proceeds from debt issued to finance the construction of the Cape May Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. The Debtor offset this cash against the outstanding debt, which was previously reclassified as a liability subject to compromise.